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                                                                   EXHIBIT 10.41

COMPASS BANK                                              Compass Bank
                                                          P.O. Box 4444
                                                          Houston, TX 77210-4444



October 8, 1999


Mr. Steven H. Mikel
President & CEO
Southern Mineral Corporation
1201 Louisiana Street, Suite 3350
Houston, Texas 77002-5609

     RE: Amended and Restated Credit Agreement dated June 19, 1998, by and between Southern Mineral Corporation, SMC Ecuador, Inc., SMC Production Co., BEC Energy, Inc., Amerac Energy Corporation, Compass Bank and First Union National Bank (as subsequently amended, restated, and/or supplemented, the "Credit Agreement")

Dear Steve:

Section 2.5 (a) of the Credit Agreement shall be amended to change the date of October 8, 1999 to October 15, 1999.

In response to your letter dated as of today, the Lenders would like to point out that the Company has been able to get to this point of improvement due, in part, to the cooperation of the Lenders, which have acted in good faith by, among other things, not declaring certain Events of Default and by extending the maturity of Tranche A, as the Borrower and the Lenders have attempted to resolve outstanding issues. We remain interested in working with the Borrower and the Co-Borrowers toward improving their financial condition and satisfying their Obligations under the Credit Agreement. We will respond shortly to some of the comments contained in your letter of October 8, 1999.

Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and this letter shall not be construed to:

   (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations;
   (ii) waive or impair any rights, powers or remedies of the Agent and the Lenders under the Credit Agreement and the other Loan Documents; or
   (iii) grant any forbearance periods or extend the term of the Credit Agreement or the time for payment of any of the Obligations, except as expressly provided herein.

No Event of Default and no Default is waived or remedied by the execution of this letter by the Lenders, and any such Default or Event of Default heretofore arising and currently
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Mr. Steven H. Mikel
October 8, 1999
Page 2


continuing shall continue after the execution and delivery hereof. Nothing contained in this letter, nor any past indulgence by the Lenders, nor any prior waiver or consents or any waivers or consents which may hereafter be granted nor any other action or inaction on behalf of the Lenders (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which exist or may exist under the Credit Agreement or any other Loan Document, or (ii) shall constitute or be deemed to constitute an election of remedies by the Lenders or a waiver of any of the rights or remedies of the Lenders provided in the Credit Agreement or the other Loan Documents or otherwise afforded at law or in equity.

All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement.

As additional consideration for the waiver granted herein by the Lenders, the Borrower and Co-Borrowers hereby release the Agent and the Lenders from any and all known or suspected claims, actions, demands, or causes of action of whatever kind or character arising on or prior to the date hereof. IT IS EXPRESSLY AGREED THAT THE CLAIMS RELEASED BY THE BORROWER AND THE CO-BORROWERS HEREBY INCLUDE THOSE ARISING FROM OR IN ANY MANNER ATTRIBUTABLE TO THE NEGLIGENCE (SOLE, CONCURRENT, ORDINARY, OR OTHERWISE), OF THE AGENT AND THE LENDERS, THEIR RESPECTIVE REPRESENTATIVES, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS. Notwithstanding any provision of this modification or any other Loan Document, this section shall remain in full force and effect and shall survive the delivery and payment of the Notes, this modification and the other Loan Documents and the making, extension, renewal, modification, amendment or restatement of any thereof.

THIS LETTER, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Sincerely,
COMPASS BANK


By: /s/  Dorothy Marchand Wilson
   -------------------------------
         Dorothy Marchand Wilson
         Senior Vice President

FIRST UNION NATIONAL BANK

By: /s/ Robert R. Wetteroff
   -------------------------------

Its: Robert R. Wetteroff
    ------------------------------
     Senior Vice President

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Mr. Steven H. Mikel
October 8, 1999
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ACKNOWLEDGED AND AGREED:

SOUTHERN MINERAL CORPORATION


/s/ Steven H. Mikel
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Steven H. Mikel
President